DATED	2006

(1)	NEWGEN TECHNOLOGIES, INC.

(2)	NEWGEN FUEL TECHNOLOGIES LIMITED

(3)	A G GLOBAL PARTNERS LIMITED

(4)	ALEXANDER JAMES GREYSTOKE

(5)	GEOFFREY DAWSON

(6)	LYANNE MILLHOUSE

SETTLEMENT DEED

REFERENCE CMH/1016753

EXECUTED AS A DEED on                               2006

BETWEEN:

(1)	NewGen Technologies, Inc. which has its registered office at 6000 Fairview Rd, 12th Floor, Charlotte, NC 28210, United States Of America (“NewGen”).

(2)	NewGen Fuel Technologies Limited which has its registered office at KSB Law, Elan House, 5 - 11 Fetter Lane, London EC4A 1QD (Company Number: 05626514) (the “UK JV Company”).

(3)	A G Global Partners Limited which has its registered office at 20 - 22 Bedford Row, London WC1R 4JS (Company Number: 05562440) (“AG Global”).

(4)	Alexander James Greystoke of 32 Porchester Square, London W2 6AW (“Mr Greystoke”).

(5)	Geoffrey Dawson of Poughley Cottage, Eastbury, Hungerford, Berkshire RG17 7JN (“Mr Dawson”).

(6)	Lyanne Millhouse of Urbanisation Albatross No. 59, Bloque 7, Campoamor, Orihuela - Costa 03189 Spain (“Ms Millhouse”)

DEFINITIONS

In this Settlement Deed the following terms shall have the following meanings unless the context requires otherwise:

an “affiliate” in relation to NewGen shall mean a subsidiary or holding company of NewGen or any other subsidiary of such holding company, and shall include without limitation Refuel America, Inc.;

the “AG Global Claims” has the meaning given to it in Recital A;

the “AG Global Parties” means all of AG Global, the UK JV Company, Mr Greystoke, Mr Dawson and Ms Millhouse;

“Claim” means each and any claim, counter-claim, cause or right of action or proceedings whether at law or in equity, of whatsoever nature and howsoever arising in any jurisdiction whatsoever, whether secured, proprietary, by way of tracing, priority or otherwise, whether by way of contribution or subrogation or otherwise, whether known or unknown to the parties and whether or not presently known to the law, including but not limited to any claims relating to, connected with or arising out of the Joint Venture Agreement and/or the Technology Licence and Development Agreement;

the “Joint Venture Agreement” means an agreement of that name dated on or about 2nd December 2005 that it is alleged by the AG Global Parties was entered into between NewGen, the UK JV Company and NewGen, but which NewGen denies has ever come into existence;

the “Technology Licence and Development Agreement” means an agreement of that name dated on or about 2nd December 2005 that it is alleged by the AG Global Parties was entered into between NewGen, the UK JV Company and NewGen, but which NewGen denies has ever come into existence;

the “Prohibited Names” means “NewGen”; “NewGen Technologies”; “NewGen Fuel Technologies” and “Refuel America”; and

“Working Day” means a day on which banks are open for business in Charlotte, North Carolina, USA and London.

WHEREAS -

(A)
The AG Global Parties have asserted claims against NewGen arising out of the Joint Venture Agreement and the Technology Licence and Development Agreement as set out in the letter from Atlantic Law to Richards Butler dated 12th June 2006 attached at Appendix 1 hereto (the “AG Global Claims”).

(B)	NewGen denies that it has any liability to any of the AG Global Parties whether in respect of the AG Global Claims or otherwise.

(C)
The parties have agreed to settle (a) the AG Global Claims, (b) any other Claim that the AG Global Parties may have against NewGen, now or in the future and (c) any other Claim that NewGen may have against the AG Global Parties, now or in the future, on the terms of this Settlement Deed.

CONDITIONS PRECEDENT

1	This Settlement Deed shall only take effect subject to the execution of the following agreements by all relevant parties:

1.1	the Registration Rights Agreement between NewGen and Ms Millhouse in the form attached at Appendix 2 hereto;

1.2	the Settlement Agreement and General Release between John King and NewGen in the form attached at Appendix 3 hereto; and

1.3	the Registration Rights Agreement between John King and NewGen in the form attached at Appendix 4 hereto.

PAYMENT PROVISIONS

2
NewGen agrees to pay Mr Greystoke the sum of US$110,000 within 7 Working Days of each party executing this Settlement Deed. Such payment shall be remitted in accordance with the instructions provided by Mr Greystoke in the form attached at Appendix 5 hereto.

ISSUE OF NEW SHARES TO MR GREYSTOKE

3
NewGen agrees to issue 1,125,000 fully paid up shares of NewGen’s common stock to Ms Millhouse, such shares to be issued within 10 Working Days of the date on which this Settlement Agreement is executed. Mr Greystoke and Ms Millhouse agree that these shares will be subject to the terms of the Registration Rights Agreement between NewGen and Ms Millhouse of even date and each jointly and separately represents and warrants to NewGen that he/she will perform and/or abide by the terms of that agreement. Further, Ms Millhouse hereby represents and warrants, in connection with her receipt of the shares as provided for by this Settlement Deed, that she is an “Accredited Investor”, as such term is defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act"), and that she is acquiring such shares for her own account for investment and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or selling the same in violation of the Securities Act, and she has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof in violation of the Securities Act.

RELEASES

4	The parties hereto hereby agree that the terms of compromise reached between them and recorded in this Settlement Deed constitute a full and final settlement and release of

4.1	the AG Global Claims;

4.2	any Claim by the AG Global Parties against NewGen, its affiliates, shareholders, directors, officers, employees, and agents, whether current or former; and

4.3	any Claim by NewGen against the AG Global Parties, their affiliates, shareholders, directors, officers, employees, and agents, whether current or former.

5
The parties further agree that, to the extent that they were previously binding upon the parties (which is not admitted by NewGen), the Joint Venture Agreement and the Technology and Licence Agreement are hereby agreed to be void, without liability to either party. In particular (and without limitation) the parties agree that:-

5.1	the restrictive covenants contained in Clauses 11 of the Joint Venture Agreement shall be of no effect; and

5.2
the licence of the Licensed Technology (as defined) to the UK JV Company as provided for by the Technology Licence and Development Agreement shall be revoked and all rights, title and interest in the Licensed Technology shall revert to NewGen absolutely.

USE OF PROHIBITED NAMES

6
The UK JV company warrants to NewGen that within 10 Working Days of the execution of this Settlement Deed it shall take all necessary steps to change its company name to AG Fuel Technologies Ltd. Each of UK JV Company and AG Global warrants to NewGen that it shall not at any stage adopt as its company name or trade under any of the Prohibited Names. Each of Mr Greystoke and Mr Dawson warrants that he shall not trade under any of the Prohibited Names or act as a director or secretary of any company with any of the Prohibited Names.

NO ADMISSION OF LIABILITY

7
The AG Global Parties agree and acknowledges that the execution and performance of this Settlement Deed is not, and is not to be construed as, any admission whatsoever of any liability on the part of NewGen in relation to the AG Global Claims or otherwise.

WARRANTY OF AUTHORITY

8
Each party to this Settlement Deed warrants to the other that it has the full right, power and entitlement to enter into this Settlement Deed without further reference to any other person(s). Further, each signatory warrants and undertakes to the parties to this Settlement Deed that he or she has full right, power and entitlement to execute this Settlement Deed on behalf of the party which he or she represents.

ENTIRE AGREEMENT

9	This Settlement Deed contains the entire compromise agreement between the parties to it.

ASSIGNMENT

10	This Settlement Deed is personal to the parties hereto and shall not be capable of assignment.

CONFIDENTIALITY

11

11.1
The parties hereto agree that the terms of this Settlement Deed, drafts of it and the discussions leading to the terms set out herein, shall be and shall remain confidential to the parties (including their representatives, parent and group entities) and their respective legal, accounting and financial advisers, save to the extent that disclosure may be compelled by applicable law, Court Order, regulatory body or by mutual consent given in writing (such consent not to be unreasonably withheld). NewGen shall in any event be entitled to disclose the existence and terms of this Settlement Agreement to (a) the US Securities and Exchange Commission and (b) to any third party in the context of negotiations relating to the provision of additional funding to NewGen by such third party.

11.2	Within 10 Working Days of the execution of this Settlement Deed, NewGen shall issue a press release, which shall include the wording set out in Appendix 6 to this Agreement.

SUCCESSORS AND ASSIGNS

12	This Settlement Agreement shall be binding upon each of the parties and their successors in title and assigns.

GOVERNING LAW

13	This Settlement Deed shall be governed by and construed in all respects in accordance with the laws of England.

JURISDICTION

14
The parties to this Settlement Deed irrevocable submit to the exclusive jurisdiction of the Courts of England in respect of all and any disputes arising out of or in connection with this Settlement Deed.

SEVERABILITY

15	The illegality, invalidity or unenforceability of any provision of this Settlement Deed shall not affect the legality, validity or enforceability of any other provision.

COUNTERPARTS

16
This Settlement Deed may be executed in a number of counterparts and shall come into force once each party has executed such a counterpart in identical form and exchanged the same with the other party.

EXECUTION AS A DEED

In Witness whereof the parties hereunto have executed and delivered this document as a Deed the day and year first above written.

Executed as a Deed and delivered by
NewGen Technologies, Inc.

/s/ Bruce Wunner
...................................................................
Director

/s/ Michael F. D’Onofrio
....................................................................
Director
Executed as a Deed and delivered by
NewGen Fuel Technologies Limited
/s/ Alexander James Greystoke
...................................................................
Director

/s/ Lyanne Millhouse
....................................................................
Director
Executed as a Deed and delivered by
A G Global Partners Limited
/s/ Alexander James Greystoke
...................................................................
Director

/s/ Lyanne Millhouse
....................................................................
Director
Signed as a Deed by Alexander James
Greystoke in the presence of
[                 ]
/s/ Armstrong Masara                                                               /s/ Alexander James Greystoke
...................................................................                                   ...................................................................
SIGNATURE OF WITNESS                                                     Alexander James Greystoke
[NAME, ADDRESS AND
OCCUPATION OF WITNESS]
Armstrong Masara
The Colonnades
34 Porchester Square
Porter

Signed as a Deed by Geoffrey Dawson
in the presence of [ ]
/s/ Ayles Thornely                    /s/ Geoffrey Dawson
...................................................................          ...................................................................
SIGNATURE OF WITNESS                                            Geoffrey Dawson
[NAME, ADDRESS AND
OCCUPATION OF WITNESS]
Ayles Thornely
210 Lakeside Drive
Basalt, Colorado 81621, USA
Landscape Architect

Signed as a Deed by Lyanne Millhouse
in the presence of [                             ]

/s/ Marish Kumar                                                             /s/ Lyanne Millhouse
...................................................................                         ...................................................................
SIGNATURE OF WITNESS                                           Lyanne Millhouse
[NAME, ADDRESS AND
OCCUPATION OF WITNESS]
Pharmacist
Mr. Marish Kumar
Colonnades Pharmacy
30 Porchester Road
London
W2 6ES